UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6414

Name of Fund:  MuniYield Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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www.mlim.ml.com


MuniYield Fund, Inc.


Semi-Annual Report
April 30, 2004



MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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MuniYield Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 9.41%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD FUND, INC., APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund continued to benefit from an above-average exposure to lower-rated and nonrated bonds, allowing it to outperform its Lipper category average for the period.


Describe the market environment relative to municipal bonds during the fiscal year.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


How did the Fund perform during the period?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield Fund, Inc. had net annualized yields of 7.01% and 7.70%, based on a period-end per share net asset value of $13.73 and a per share market price of $12.50, respectively, and $.480 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.71%, based on a change in per share net asset value from $13.85 to $13.73, and assuming reinvestment of $.477 per share ordinary income dividends.

The average yields for the Fund's Auction Market Preferred Stock
(AMPS) for the six months ended April 30, 2004 were: .84% for Series A; 1.02% for Series B; .85% for Series C; .86% for Series D; ..88% for Series E; and .92% for Series F.

The Fund's total return, based on net asset value, exceeded that of its comparable Lipper category of General Municipal Debt Funds (Leveraged), which had a return of +2.20% for the same six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is primarily attributed to our overweight exposure to lower-rated and nonrated bonds, both of which responded well as investors became increasingly comfortable with accepting risk in pursuit of higher yields. The Fund benefited from tightening credit spreads and from the extra income provided by these below investment grade securities. Specific sector concentrations that contributed to Fund results include health care and tax-backed debt - especially corporate-related tax-backed debt, with a focus on such cyclical industries as forest products, chemicals and airlines.



MUNIYIELD FUND, INC., APRIL 30, 2004



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Our strategy centered on modestly extending the Fund's average portfolio maturity by shifting our focus from higher-quality investments maturing in approximately 15 years to those with maturities in the 20-year - 25-year range. The goal was to capitalize on the relative value and reduced volatility that we have observed in this portion of the yield curve.

We also sought to capture relative value in the high yield sector as a means to enhance Fund returns over time. To this end, our investment process was geared toward improving diversification and carefully choosing securities we believed to be fundamentally sound. Specifically, we established new positions or added to existing holdings in the transportation, education and health care sectors, as well as general obligation (GO) bonds.

Our GO investments included an increase in exposure to California bonds. The state's recent fiscal problems have afforded us an opportunity to add attractively priced state-backed issues to the Fund's holdings. Our new purchases enabled us to satisfy a larger goal of bringing the Fund's GO weighting in line with the market average. For some time we had underweighted this sector because we had concerns about issuers' deteriorating fiscal health. Recent evidence of a gradual, broad-based increase in tax revenues, however, has caused us to revisit this stance.

In terms of leverage, the Fund's borrowing costs remained around 1% throughout most of the six-month period. These attractive funding levels, in combination with the steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. The Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 32.45% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

Late in the period, as interest rates rose modestly, we elected to moderate the portfolio's defensive stance and position the Fund more neutrally. We also remained fully invested to enhance investment income for shareholders. Against a backdrop of continuing geopolitical and economic uncertainty, we anticipate significant market volatility ahead. Until some of this uncertainty dissipates, we believe that maintaining the Fund's generally conservative investment strategy remains appropriate.


Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


May 14, 2004



MUNIYIELD FUND, INC., APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P       Moody's   Face
State          Ratings   Ratings  Amount   Municipal Bonds                                                          Value
Alabama--0.4%  NR*       A2      $ 2,500   Huntsville, Alabama, Health Care Authority Revenue Bonds,
                                           Series B, 5.75% due 6/01/2032                                          $   2,594

Alaska--0.3%   NR*       Ba1       2,050   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                           (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                   2,072

Arizona--9.0%                              Arizona State Transportation Board, Highway Revenue Bonds,
                                           Sub-Series A:
               AA        Aa2       5,825      5% due 7/01/2021                                                        6,007
               AA        Aa2       7,030      5% due 7/01/2022                                                        7,199
               AA        Aa2       5,240      5% due 7/01/2023                                                        5,336
               NR*       Baa3      2,300   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona
                                           Charter Schools Project 1), SeriesA, 6.75% due 7/01/2029                   2,297
                                           Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds
                                           (CRS Pine Ridge Housing Corporation), Series A-1 (g):
               AAA       NR*       5,000      6% due 10/20/2031                                                       5,155
               AAA       NR*       5,000      6.05% due 10/20/2036                                                    5,157
                                           Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                           (America West Airlines Inc. Project), AMT:
               NR*       Caa2      5,800      6.25% due 6/01/2019                                                     4,600
               NR*       Caa2      6,900      6.30% due 4/01/2023                                                     5,353
                                           Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Summit
                                           Apartments LLC Project) (g):
               AAA       NR*       1,610      6.25% due 7/20/2022                                                     1,682
               AAA       NR*       1,425      6.45% due 7/20/2032                                                     1,484
               AAA       NR*       1,305      6.55% due 7/20/2037                                                     1,364
               NR*       Baa3      1,400   Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                           Schools Project II), Series A, 6.75% due 7/01/2031                         1,411
                                           Pima County, Arizona, IDA, M/F Housing Revenue Bonds (Columbus
                                           Village), Series A (g):
               AAA       NR*         990      5.90% due 10/20/2021                                                      997
               AAA       NR*       1,725      6% due 10/20/2031                                                       1,738
               AAA       NR*       2,295      6.05% due 10/20/2041                                                    2,312
               NR*       Baa2      2,500   Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds
                                           (Yavapai Regional Medical Center), Series A, 6% due 8/01/2033              2,528

California--   AAA       Aaa       1,360   Anaheim, California, Union High School District, GO, Series A,
22.8%                                      5% due 8/01/2022 (i)                                                       1,387
               BBB       Baa1      8,760   California State, GO, 5% due 2/01/2033                                     8,324
                                           California State Public Works Board, Lease Revenue Bonds:
               BBB-      Baa2      2,000      (Department of Corrections), Series C, 5% due 6/01/2025                 1,907
               BBB-      Baa2      4,500      (Department of Mental Health--Coalinga State Hospital),
                                              Series A, 5.125% due 6/01/2029                                          4,313
                                           California State, Various Purpose, GO:
               BBB       Baa1      6,800      5.25% due 11/01/2025                                                    6,748
               AAA       Aaa      10,000      5% due 4/01/2031 (c)                                                    9,854
               BBB       Baa1      5,550      5.50% due 11/01/2033                                                    5,669
                                           Golden State Tobacco Securitization Corporation of California,
                                           Tobacco Settlement Revenue Bonds:
               BBB       Baa3      5,500      Series A-3, 7.875% due 6/01/2042                                        5,838
               BBB       Baa3      7,500      Series A-4, 7.80% due 6/01/2042                                         7,924
               BBB-      Baa2      5,000      Series B, 5.50% due 6/01/2018                                           5,135
               BBB-      Baa2      5,000      Series B, 5.375% due 6/01/2028                                          4,865
               BBB-      Aaa       9,520      Series B, 5.50% due 6/01/2043                                           9,310


Portfolio Abbreviations


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


MUNIYIELD FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P       Moody's   Face
State          Ratings   Ratings  Amount   Municipal Bonds                                                          Value
California     AAA       Aaa     $10,000   Los Angeles, California, Community Redevelopment Agency, Community
(concluded)                                Redevelopment Financing Authority Revenue Bonds (Bunker Hill Project),
                                           Series A, 5% due 12/01/2027 (i)                                        $   9,972
               AAA       Aaa      18,400   Los Angeles, California, Unified School District, GO, Series A, 5%
                                           due 7/01/2023 (i)                                                         18,696
               AAA       Aaa       6,160   Los Angeles, California, Water and Power Revenue Refunding Bonds
                                           (Power System), Series A, Sub-Series A-2, 5% due 7/01/2022 (e)             6,278
                                           Los Angeles County, California, Schools Regionalized Business
                                           Services, COP, Pooled Financing, Series A (c):
               AAA       Aaa       1,430      5.90%** due 8/01/2019                                                     649
               AAA       Aaa       2,510      6%** due 8/01/2029                                                        601
               AA        Aa3       1,250   Sacramento County, California, Sanitation District, Financing
                                           Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                           Series A, 10.56% due 12/01/2019 (k)                                        1,426
               AAA       Aaa       5,145   Santa Clara, California, Subordinated Electric Revenue Bonds,
                                           Series A, 5% due 7/01/2022 (e)                                             5,243
               AAA       Aaa      10,000   University of California Hospital Revenue Bonds (UCLA Medical Center),
                                           Series A, 5% due 5/15/2039 (c)                                             9,783
               AAA       Aaa       7,465   University of California Revenue Bonds (Multiple Purpose Projects),
                                           Series Q, 5% due 9/01/2021 (i)                                             7,661
                                           University of California, Revenue Refunding Bonds, Series A (c):
               AAA       Aaa       3,000      5.125% due 5/15/2019                                                    3,147
               AAA       Aaa       2,500      5.125% due 5/15/2020                                                    2,609
               BBB+      Aaa       1,675   Vernon, California, Electric System Revenue Bonds (Malburg
                                           Generating Station Project), 5.30% due 4/01/2026                           1,668

Colorado--     AA        Aa2         650   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
5.2%                                       Series D-2, 6.90% due 4/01/2029                                              661
               AAA       Aaa       8,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                           Series D, 7.75% due 11/15/2013 (c)                                         9,740
               NR*       Baa2      5,500   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                           Bonds (Pavilions), AMT, 7.75% due 9/01/2016                                5,823
                                           Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                           Improvement Fee), Series A:
               NR*       NR*       1,735      7.10% due 9/01/2014                                                     1,786
               NR*       NR*       5,065      7.35% due 9/01/2031                                                     5,212
               BB+       Ba1       1,750   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                           Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                      1,804
               NR*       NR*       6,850   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                           Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025                 6,955

Connecticut--  NR*       NR*         600   Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
0.1%                                       Project), AMT, 7.35% due 4/01/2010                                           603

Florida--4.1%  NR*       NR*         880   Bonnet Creek Resort, Florida, Community Development District, Special
                                           Assessment Revenue Bonds, 7.50% due 5/01/2034                                923
                                           Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                           (National Gypsum), AMT:
               NR*       NR*      11,500      Series A, 7.125% due 4/01/2030                                         12,261
               NR*       NR*       5,000      Series B, 7.125% due 4/01/2030                                          5,331
               AAA       Aaa       1,115   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                           International Airport), AMT, Series A, 5% due 10/01/2033 (h)               1,088
                                           Saint Lucie County, Florida, Sales Tax Revenue Refunding and
                                           Improvement Bonds (e):
               AAA       Aaa       2,140      5.25% due 10/01/2022                                                    2,245
               AAA       Aaa         500      5.25% due 10/01/2023                                                      521
               B-        B1        3,000   Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25%
                                           due 7/01/2028                                                              2,464

Georgia--3.0%  AAA       Aaa      12,140   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%
                                           due 1/01/2016 (h)                                                         13,455
               NR*       NR*       4,600   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                           Project), 7.90% due 12/01/2024                                             4,773

Idaho--2.1%    AA        NR*         635   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                           Senior Series C-2, 7.15% due 7/01/2023                                       635
               BB+       Ba3      12,125   Power County, Idaho, Industrial Development Corporation, Solid
                                           Waste Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%
                                           due 8/01/2032                                                             12,151


MUNIYIELD FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P       Moody's   Face
State          Ratings   Ratings  Amount   Municipal Bonds                                                          Value
Illinois--     NR*       B2      $   795   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
4.9%                                       8% due 10/01/2016                                                      $     826
               AAA       Aaa      13,200   Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                           3rd Lien, AMT, Series B-2, 6% due 1/01/2029 (j)                           14,233
               NR*       Aaa         285   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                           7.625% due 9/01/2027 (f)(g)(l)                                               290
               B         B1        2,750   Illinois Development Finance Authority, PCR, Refunding (Illinois
                                           Power Company Project), Series A, 7.375% due 7/01/2006 (b)                 3,099
               AAA       Aaa       3,285   Illinois Development Finance Authority Revenue Bonds (Presbyterian
                                           Home Lake Project), Series B, 6.30% due 9/01/2022 (i)                      3,604
               NR*       NR*       2,500   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                           (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (b)              2,506
               NR*       B2        1,250   Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                           Hospital Project), 6.70% due 3/01/2014                                       975
               A1        VMIG1++      10   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                           (University of Chicago Hospitals), VRDN, 1.07% due 8/01/2026 (e)(m)           10
               AAA       Aaa       4,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                           State Tax Revenue Bonds (McCormick Place Expansion), Series A, 5.50%
                                           due 6/15/2023 (e)                                                          4,263

Kansas--0.2%   BB+       NR*       1,250   Lenexa, Kansas, Health Care Facility Revenue Bonds (Lakeview
                                           Village Inc.), Series C, 6.875% due 5/15/2032                              1,306

Kentucky--0.7% NR*       Baa2      4,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                           (TJ International Project), AMT, 7% due 6/01/2024                          4,091

Louisiana--    B         NR*       4,125   Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone Container
3.8%                                       Corporation), AMT, 7.45% due 3/01/2024                                     4,167
               BB-       NR*      19,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                           Company Project), 6.50% due 1/01/2017                                     19,234

Maryland--1.5% NR*       NR*       3,000   Maryland State Energy Financing Administration, Limited Obligation
                                           Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                           9/01/2019                                                                  3,036
                                           Maryland State Health and Higher Educational Facilities Authority
                                           Revenue Bonds (Johns Hopkins University), Series A:
               AA        Aa2       1,250      5% due 7/01/2024                                                        1,268
               AA        Aa2       1,000      5% due 7/01/2033                                                        1,005
               A         A3        4,000   Maryland State Health and Higher Educational Facilities Authority,
                                           Revenue Refunding Bonds (University of Maryland Medical System),
                                           6% due 7/01/2032                                                           4,189

Michigan--     BBB-      NR*       3,325   Macomb County, Michigan, Hospital Finance Authority, Hospital
0.5%                                       Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%
                                           due 11/15/2034                                                             3,058

Minnesota--                                Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills
0.6%                                       Project), Series A (g):
               NR*       A1          420      6% due 8/20/2021                                                          455
               NR*       A1        2,000      6.20% due 2/20/2043                                                     2,145
               NR*       Aa2         985   Minneapolis, Minnesota, M/F Housing Revenue Bonds (Gaar Scott
                                           Loft Project), AMT, 5.95% due 5/01/2030                                    1,037

Missouri--0.7%                             Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                           Bonds (Gravois Bluffs):
               NR*       NR*         635      6.75% due 10/01/2015                                                      646
               NR*       NR*       2,800      7% due 10/01/2021                                                       2,999
               AAA       NR*         475   Missouri State Housing Development Commission, S/F Mortgage
                                           Revenue Bonds, Homeownership, AMT, Series B, 7.55% due 9/01/2027 (f)(g)      479

New            BBB+      Baa1      3,425   New Hampshire Health and Education Facilities Authority, Revenue
Hampshire--0.6%                            Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022          3,430

New Jersey--   NR*       NR*       3,000   New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian Home),
10.7%                                      Series A, 6.375% due 11/01/2031                                            3,015
               NR*       NR*       4,400   New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                           Village Inc. Facility), Series A, 7.25% due 11/15/2031                     4,467
                                           New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                           Inc. Project), AMT:
               B         Caa2      3,905      6.25% due 9/15/2019                                                     3,207
               B         Caa2     16,195      6.25% due 9/15/2029                                                    12,659
               BB+       NR*       3,680   New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                           (Pascack Valley Hospital Association), 6.625% due 7/01/2036                3,811
               AAA       NR*       4,360   Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                           DRIVERS, AMT, Series 177, 10.607% due 10/15/2032 (e)(k)                    5,063


MUNIYIELD FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P       Moody's   Face
State          Ratings   Ratings  Amount   Municipal Bonds                                                          Value
New Jersey     AAA       NR*     $20,575   Port Authority of New York and New Jersey, Special Obligation
(concluded)                                Revenue Bonds, DRIVERS, AMT, Series 192, 10.106% due
                                           12/01/2025 (e)(k)                                                      $  22,557
               BBB       Baa3      7,500   Tobacco Settlement Financing Corporation of New Jersey,
                                           Asset-Backed Revenue Refunding Bonds, 6% due 6/01/2037                     6,370
               BBB       Baa3      4,500   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                           Bonds, 6.75% due 6/01/2039                                                 4,215

New York--     NR*       NR*       2,240   Dutchess County, New York, IDA, Civic Facility Revenue Refunding
21.4%                                      Bonds (Saint Francis Hospital), Series A, 7.50% due 3/01/2029              2,174
               A-        Baa1      2,405   Long Island Power Authority, New York, Electric System Revenue Bonds,
                                           Series C, 5% due 9/01/2022                                                 2,410
               AAA       Aaa       5,595   Metropolitan Transportation Authority, New York, Commuter Facilities
                                           Revenue Bonds, RITR, Series 9, 6.10% due 7/01/2006 (b)(h)(k)               6,806
                                           New York City, New York, City IDA, Special Facilities Revenue
                                           Bonds, AMT:
               BB-       Ba2       1,250      (British Airways PLC Project), 7.625% due 12/01/2032                    1,228
               BBB+      A3       10,000      (Terminal One Group Association Project), 6.125% due 1/01/2024         10,236
                                           New York City, New York, City Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Bonds (k):
               AAA       NR*       5,000      DRIVERS, Series 198, 10.157% due 6/15/2026 (e)                          5,768
               AAA       Aaa       3,000      RITR, Series 11, 10.30% due 6/15/2026 (i)                               3,518
               AA        Aa2      14,000   New York City, New York, City Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Refunding Bonds, 5.50% due 6/15/2033       14,561
                                           New York City, New York, GO, Refunding, Series G (b):
               AAA       Aaa       2,090      5.75% due 2/01/2014 (e)                                                 2,243
               AAA       Aaa       2,000      5.75% due 2/01/2014 (h)                                                 2,147
               NR*       Aaa      10,000   New York City, New York, GO, Refunding, Trust Receipts, Series R,
                                           11.34% due 5/15/2014 (h)(k)                                               13,149
               AA-       NR*       6,795   New York State Dormitory Authority, Hospital Revenue Refunding
                                           Bonds (North General Hospital), 5.75% due 2/15/2015                        7,515
                                           New York State Dormitory Authority, Revenue Refunding Bonds
                                           (Mount Sinai Health), Series A:
               BB        Ba1       5,000      6.75% due 7/01/2020                                                     5,128
               BB        Ba1         315      6.50% due 7/01/2025                                                       318
               AA        A1       10,000   New York State Urban Development Corporation, Personal Income Tax
                                           Revenue Bonds (State Facilities), Series A, 5.50% due 3/15/2032           10,393
               NR*       NR*       2,500   Suffolk County, New York, IDA, IDR, Refunding (Nissequogue
                                           Cogeneration Partners Facility), AMT, 5.50% due 1/01/2023                  2,323
                                           Tobacco Settlement Financing Corporation of New York Revenue Bonds:
               AAA       Aaa      13,875      Series A-1, 5.25% due 6/01/2022 (c)                                    14,350
               AA-       A3        9,400      Series C-1, 5.50% due 6/01/2021                                         9,915
               A+        A1       10,000   Triborough Bridge and Tunnel Authority, New York, Subordinate
                                           Revenue Bonds, 5.25% due 11/15/2030                                       10,180
                                           Westchester County, New York, IDA, Continuing Care Retirement
                                           Mortgage Revenue Bonds (Kendal on Hudson Project), Series A:
               NR*       NR*       3,450      6.375% due 1/01/2024                                                    3,472
               NR*       NR*       2,895      6.50% due 1/01/2034                                                     2,864

North          BBB       Baa3      4,750   North Carolina Eastern Municipal Power Agency, Power System Revenue
Carolina--1.3%                             Bonds, Series D, 6.75% due 1/01/2026                                       5,206
               AA        Aa2         380   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 8-A,
                                           6.20% due 7/01/2016                                                          398
               AA        Aa2       1,055   North Carolina HFA, S/F Revenue Bonds, Series II, 6.20% due
                                           3/01/2016 (d)                                                              1,100
               NR*       NR*       1,000   North Carolina Medical Care Commission, Health Care Facilities,
                                           First Mortgage Revenue Bonds (Arbor Acres Community Project), 6.375%
                                           due 3/01/2032                                                              1,010

Ohio--3.2%                                 Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech Apartments
                                           Project), AMT (g):
               NR*       Aaa       1,410      5.75% due 9/20/2020                                                     1,473
               NR*       Aaa       2,250      5.85% due 9/20/2030                                                     2,325
               NR*       NR*       2,175   Lucas County, Ohio, Health Care Facility Revenue Refunding and
                                           Improvement Bonds (Sunset Retirement Communities), Series A, 6.625%
                                           due 8/15/2030                                                              2,245
               NR*       Aaa       5,000   Mason, Ohio, City School District, GO (School Improvement), 5%
                                           due 12/01/2031 (i)                                                         5,000
                                           Mason, Ohio, Sewer System Revenue Refunding and Improvement Bonds (e):
               NR*       Aaa         350      4.625% due 12/01/2025                                                     334
               NR*       Aaa       2,495      5% due 12/01/2028                                                       2,501
               NR*       Aaa       1,000   Montgomery County, Ohio, Water System Revenue Refunding Bonds
                                           (Greater Moraine Beaver), 5.375% due 11/15/2015 (c)                        1,085


MUNIYIELD FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P       Moody's   Face
State          Ratings   Ratings  Amount   Municipal Bonds                                                          Value
Ohio                                       Port of Greater Cincinnati Development Authority, Ohio, Special
(concluded)                                Assessment Revenue Bonds (Cooperative Public Parking Infrastructure
                                           Project):
               NR*       NR*     $   970      6.30% due 2/15/2024                                                 $     941
               NR*       NR*         410      6.40% due 2/15/2034                                                       396
                                           Princeton, Ohio, City School District, GO (e):
               AAA       Aaa       1,575      5% due 12/01/2024                                                       1,592
               AAA       Aaa       1,710      5% due 12/01/2025                                                       1,724

Oregon--2.5%   AAA       Aaa       7,905   Oregon State Department of Administrative Services, COP, Series A,
                                           6% due 5/01/2010 (b)(c)                                                    9,140
               AA-       Aa3       4,305   Oregon State, GO, Refunding (Veterans Welfare), Series 80A, 5.70%
                                           due 10/01/2032                                                             4,476
               NR*       NR*       1,830   Portland, Oregon, Housing Authority, Housing Revenue Bonds (Pine
                                           Square and University Place), Series A, 5.875% due 1/01/2022               1,753

Pennsylvania-- AAA       Aaa       5,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
11.5%                                      Power and Light Company Project), Series B, 6.40% due 9/01/2029 (e)        5,171
                                           Pennsylvania Economic Development Financing Authority, Exempt
                                           Facilities Revenue Bonds (National Gypsum Company), AMT:
               NR*       NR*      12,100      Series A, 6.25% due 11/01/2027                                         12,251
               NR*       NR*       8,800      Series B, 6.125% due 11/01/2027                                         8,847
               AAA       Aaa      16,270   Pennsylvania State Higher Educational Facilities Authority,
                                           Health Services Revenue Refunding Bonds (Allegheny Delaware Valley
                                           Obligation), Series C, 5.875% due 11/15/2016 (e)                          17,490
               NR*       NR*       1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                           7.75% due 12/01/2017                                                       1,276
                                           Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                           Commercial Development:
               NR*       NR*       3,650      (Days Inn), Series B, 6.50% due 10/01/2027                              3,684
               NR*       NR*       4,000      (Doubletree), Series A, 6.50% due 10/01/2027                            4,038
               AAA       Aaa      10,965   Philadelphia, Pennsylvania, School District, GO, Series A, 5.50%
                                           due 2/01/2031 (i)                                                         11,456
               A-        NR*       5,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                           (Guthrie Health Issue), Series B, 1% due 12/01/2031                        5,680

Rhode Island--                             Woonsocket, Rhode Island, GO (h):
0.5%           NR*       Aaa       1,225      6% due 10/01/2017                                                       1,394
               NR*       Aaa       1,195      6% due 10/01/2018                                                       1,362

Tennessee--    NR*       NR*       4,610   Hardeman County, Tennessee, Correctional Facilities Corporation
2.4%                                       Revenue Bonds, 7.75% due 8/01/2017                                         4,788
               BB        Ba2      10,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                           Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                   10,060

Texas--18.0%                               Austin, Texas, Convention Center Revenue Bonds (Convention
                                           Enterprises Inc.), First Tier, Series A:
               BBB-      Baa3      5,000      6.70% due 1/01/2028                                                     5,255
               BBB-      Baa3      5,000      6.70% due 1/01/2032                                                     5,241
                                           Bexar County, Texas, Housing Finance Corporation, M/F Housing
                                           Revenue Bonds (Water at Northern Hills Apartments), Series A (e):
               NR*       Aaa       1,300      5.80% due 8/01/2021                                                     1,343
               NR*       Aaa       2,460      6% due 8/01/2031                                                        2,525
               NR*       Aaa       1,000      6.05% due 8/01/2036                                                     1,027
               BBB       Baa2      6,850   Brazos River Authority, Texas, PCR, Refunding (Utilities Electric
                                           Company), AMT, Series B, 5.05% due 6/01/2030                               7,094
               BBB-      NR*       3,755   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                           Energy Inc. Project), Series B, 7.75% due 12/01/2018                       4,082
               BBB-      Baa3      6,230   Dallas-Fort Worth, Texas, International Airport Facility, Improvement
                                           Corporation Revenue Bonds (Learjet Inc.), AMT, Series 2001-A-1,
                                           6.15% due 1/01/2016                                                        6,230
               CCC       Caa2      6,500   Dallas-Fort Worth, Texas, International Airport Facility, Improvement
                                           Corporation Revenue Refunding Bonds (American Airlines), AMT, Series B,
                                           6.05% due 5/01/2029                                                        6,159
               AAA       Aaa      15,000   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, AMT,
                                           Series A, 5.50% due 11/01/2033 (e)                                        15,402
                                           Gregg County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds (Good Shepherd Medical Center Project) (a):
               AA        Baa2      3,000      6.875% due 10/01/2020                                                   3,478
               AA        Baa2      2,000      6.375% due 10/01/2025                                                   2,205


MUNIYIELD FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P       Moody's   Face
State          Ratings   Ratings  Amount   Municipal Bonds                                                          Value
Texas          AA-       Aa3     $ 5,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
(concluded)                                Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                           Company Project), AMT, 6.40% due 4/01/2026                             $   5,286
               BB        Ba3       3,900   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                           (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025            4,088
               NR*       Baa3      1,600   Houston, Texas, Industrial Development Corporation Revenue Bonds
                                           (Air Cargo), AMT, 6.375% due 1/01/2023                                     1,608
                                           Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                           Semiconductor), AMT:
               A-        A3        6,200      6.375% due 4/01/2027                                                    6,641
               A-        A3        3,330      6.95% due 4/01/2030                                                     3,747
               BBB-      Ba2       7,030   Matagorda County, Texas, Navigation District Number 1 Revenue
                                           Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029          7,624
               BB        Ba3       3,900   Port Corpus Christi, Texas, Individual Development Corporation,
                                           Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                           Project), AMT, 8.25% due 11/01/2031                                        4,061
                                           San Antonio, Texas, Water Revenue Refunding Bonds:
               AA-       Aa3       1,000      5.875% due 5/15/2016                                                    1,119
               AA-       Aa3       1,000      5.875% due 5/15/2017                                                    1,118
               AAA       Aaa       6,500   Texas State Turnpike Authority, Central Texas Turnpike System
                                           Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (c)               6,761
               AAA       Aaa       7,020   Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70% due
                                           9/01/2030 (h)                                                              7,488

Utah--0.3%     AAA       Aaa       1,545   Utah State Board of Regents Revenue Refunding Bonds (University of
                                           Utah Research Facilities), Series A, 5.50% due 4/01/2018 (e)               1,675

Virginia--     BBB       NR*       5,000   Amelia County, Virginia, IDA, Solid Waste Disposal Revenue Refunding
3.4%                                       Bonds (Waste Management Project), VRDN, AMT, 4.90% due 4/01/2027 (m)       5,111
               AAA       Aaa       5,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                           Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)                              5,583
               NR*       NR*       1,000   Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds, Exempt
                                           Facility, AMT, Series A, 7.55% due 1/01/2019                                 970
                                           Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
               NR*       B1        6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2031                           438
               BB        Ba2       6,500      Senior Series A, 5.50% due 8/15/2028                                    5,355
               BB        Ba2      24,800      Senior Series B, 6.67%** due 8/15/2029                                  3,546

Washington--                               Vancouver, Washington, Housing Authority, Housing Revenue Bonds
0.3%                                       (Teal Pointe Apartments Project), AMT:
               NR*       NR*         945      6% due 9/01/2022                                                          892
               NR*       NR*       1,250      6.20% due 9/01/2032                                                     1,167

West           B-        B2        1,000   Princeton, West Virginia, Hospital Revenue Refunding Bonds
Virginia--0.6%                             (Community Hospital Association Inc.Project), 6% due 5/01/2019               763
               BBB       Baa2      3,000   Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds
                                           (TJ International Project), AMT, 7% due 7/15/2025                          3,185

Wisconsin--    NR*       Baa3        700   Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50% due
0.3%                                       1/01/2025                                                                    709
               AAA       Aaa       1,140   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)               1,197

Wyoming--0.9%  BB+       Ba3       2,550   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                           (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                 2,576
               AA        NR*       2,500   Wyoming Student Loan Corporation, Student Loan Revenue Refunding
                                           Bonds, Series A, 6.20% due 6/01/2024                                       2,656

Puerto Rico--  AAA       Aaa      15,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
7.2%                                       Transportation Revenue Bonds, Trust Receipts, Class R, Series B,
                                           10.34% due 7/01/2035 (e)(k)                                               18,648
               A         Baa1     16,360   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                           Transportation Revenue Refunding Bonds, Series D, 5.75% due 7/01/2041     17,270
               AAA       Aaa       2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                           Receipts, Class R, Series 16 HH, 10.07% due 7/01/2013 (i)(k)               3,228
               AAA       NR*       4,350   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                           Series 272, 9.975% due 8/01/2030 (k)                                       4,824

Virgin         BBB-      Baa3      6,250   Virgin Islands Public Finance Authority, Refinery Facilities Revenue
Islands--1.1%                              Bonds (Hovensa Refinery), AMT, 6.125% due 7/01/2022                        6,482

                                           Total Municipal Bonds (Cost--$858,109)--146.1%                           891,190


MUNIYIELD FUND, INC., APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                  Shares
                                   Held    Short-Term Securities                                                    Value
                                     613   Merrill Lynch Institutional Tax-Exempt Fund++++                        $     613

                                           Total Short-Term Securities (Cost--$613)--0.1%                               613

               Total Investments (Cost--$858,722)--146.2%                                                           891,803
               Other Assets Less Liabilities--1.8%                                                                   11,037
               Preferred Stock, at Redemption Value--(48.0%)                                                      (293,000)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $ 609,840
                                                                                                                  =========

(a)Radian Insured.

(b)Prerefunded.

(c)AMBAC Insured.

(d)FHA Insured.

(e)MBIA Insured.

(f)FNMA Collateralized.

(g)GNMA Collateralized.

(h)FGIC Insured.

(i)FSA Insured.

(j)XL Capital Insured.

(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(l)FHLMC Collateralized.

(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

++Highest short-term rating by Moody's Investors Service, Inc.

++++Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:
                                               (in Thousands)

                                         Net          Dividend
Affiliate                              Activity        Income

Merrill Lynch Institutional
   Tax-Exempt Fund                     (16,000)         $82


*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.


MUNIYIELD FUND, INC., APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$858,109,084)                                                                  $   891,190,397
           Investments in affiliated securities, at value (identified cost--$612,782)                               612,782
           Cash                                                                                                      43,322
           Receivables:
               Securities sold                                                            $    20,722,608
               Interest                                                                        17,296,804
               Dividends from affiliates                                                               15        38,019,427
                                                                                          ---------------
           Prepaid expenses                                                                                           9,449
                                                                                                            ---------------
           Total assets                                                                                         929,875,377
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                            26,012,500
               Dividends to Common Stock shareholders                                             509,249
               Investment adviser                                                                 435,367
               Other affiliates                                                                     6,312        26,963,428
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    71,945
                                                                                                            ---------------
           Total liabilities                                                                                     27,035,373
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.05 per share
           (1,800 Series A Shares, 1,800 Series B Shares, 1,800 Series C Shares,
           1,800 Series D Shares, 2,800 Series E Shares and 1,720 Series F Shares
           of AMPS* issued and outstanding at $25,000 per share liquidation preference)                         293,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   609,840,004
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (44,430,631 shares issued and
           outstanding)                                                                                      $    4,443,063
           Paid-in capital in excess of par                                                                     632,818,026
           Undistributed investment income--net                                           $    12,555,461
           Accumulated realized capital losses on investments--net                           (73,057,859)
           Unrealized appreciation on investments--net                                         33,081,313
                                                                                          ---------------
           Total accumulated losses--net                                                                       (27,421,085)
                                                                                                            ---------------
           Total--Equivalent to $13.73 net asset value per share of Common Stock
           (market price--$12.50)                                                                           $   609,840,004
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIYIELD FUND, INC., APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Interest                                                                                         $    26,499,130
           Dividends from affiliates                                                                                 82,456
                                                                                                            ---------------
           Total income                                                                                          26,581,586
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,291,512
           Commission fees                                                                        374,171
           Accounting services                                                                    131,572
           Transfer agent fees                                                                     55,311
           Professional fees                                                                       38,406
           Printing and shareholder reports                                                        23,806
           Custodian fees                                                                          23,298
           Listing fees                                                                            17,514
           Pricing fees                                                                            16,218
           Directors' fees and expenses                                                            15,595
           Other                                                                                   28,343
                                                                                          ---------------
           Total expenses before reimbursement                                                  3,015,746
           Reimbursement of expenses                                                             (19,446)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     2,996,300
                                                                                                            ---------------
           Investment income--net                                                                                23,585,286
                                                                                                            ---------------

Realized & Unrealized Loss on Investments--Net

           Realized loss on investments--net                                                                    (1,222,485)
           Change in unrealized appreciation on investments--net                                                (5,193,016)
                                                                                                            ---------------
           Total realized and unrealized loss on investments--net                                               (6,415,501)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (1,305,007)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    15,864,778
                                                                                                            ===============

See Notes to Financial Statements.


MUNIYIELD FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets

                                                                                               For the           For the
                                                                                              Six Months           Year
                                                                                                Ended             Ended
                                                                                              April 30,        October 31,
Increase (Decrease) in Net Assets:                                                               2004              2003
Operations

           Investment income--net                                                         $    23,585,286   $    47,140,570
           Realized loss on investments--net                                                  (1,222,485)         (749,067)
           Change in unrealized appreciation on investments--net                              (5,193,016)        23,276,447
           Dividends to Preferred Stock shareholders                                          (1,305,007)       (3,013,368)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                15,864,778        66,654,582
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (21,193,411)      (41,587,071)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                      (21,193,411)      (41,587,071)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                 (5,328,633)        25,067,511
           Beginning of period                                                                615,168,637       590,101,126
                                                                                          ---------------   ---------------
           End of period*                                                                 $   609,840,004   $   615,168,637
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $    12,555,461   $    11,468,593
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD FUND, INC., APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002       2001++++     2000++++
Per Share Operating Performance

           Net asset value, beginning of period            $      13.85   $    13.28   $    13.55   $    13.08   $    13.21
                                                           ------------   ----------   ----------   ----------   ----------
           Investment income--net                                .53+++      1.06+++         1.04         1.03         1.09
           Realized and unrealized gain (loss) on
           investments--net                                       (.14)          .52        (.31)          .52        (.08)
           Dividends to Preferred Stock shareholders
           from investment income--net                            (.03)        (.07)        (.08)        (.22)        (.27)
                                                           ------------   ----------   ----------   ----------   ----------
           Total from investment operations                         .36         1.51          .65         1.33          .74
                                                           ------------   ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders
           from investment income--net                            (.48)        (.94)        (.92)        (.86)        (.87)
                                                           ------------   ----------   ----------   ----------   ----------
           Net asset value, end of period                  $      13.73   $    13.85   $    13.28   $    13.55   $    13.08
                                                           ============   ==========   ==========   ==========   ==========
           Market price per share, end of period           $      12.50   $    13.29   $    12.88   $    13.94   $   12.625
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on market price per share                 (2.55%)+++++       10.80%       (.94%)       17.79%        5.26%
                                                           ============   ==========   ==========   ==========   ==========
           Based on net asset value per share                2.71%+++++       11.99%        5.07%       10.51%        6.28%
                                                           ============   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement***                .96%*         .99%        1.01%        1.01%         .99%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses***                                      .96%*         .99%        1.01%        1.01%         .99%
                                                           ============   ==========   ==========   ==========   ==========
           Total investment income--net***                       7.54%*        7.86%        7.97%        7.74%        8.35%
                                                           ============   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                           .42%*         .50%         .74%        1.63%        2.07%
                                                           ============   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                          7.12%*        7.36%        7.23%        6.11%        6.28%
                                                           ============   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of reimbursement                   .65%*         .66%         .67%         .68%         .66%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses                                         .66%*         .66%         .67%         .68%         .66%
                                                           ============   ==========   ==========   ==========   ==========
           Total investment income--net                          5.14%*        5.27%        5.33%        5.20%        5.56%
                                                           ============   ==========   ==========   ==========   ==========


MUNIYIELD FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     April 30,           For the Year Ended October 31,
from information provided in the financial statements.           2004        2003         2002       2001++++     2000++++
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              .89%*        1.02%        1.50%        3.33%        4.12%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of period (in thousands)                    $    609,840   $  615,169   $  590,101   $  524,737   $  501,361
                                                           ============   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                  $    293,000   $  293,000   $  293,000   $  250,000   $  250,000
                                                           ============   ==========   ==========   ==========   ==========
           Portfolio turnover                                    13.32%       61.95%      104.63%       83.26%      103.44%
                                                           ============   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                       $      3,081   $    3,100   $    3,014   $    3,099   $    3,005
                                                           ============   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                $        105   $      256   $      346   $      816   $    1,052
                                                           ============   ==========   ==========   ==========   ==========
           Series B--Investment income--net                $        128   $      274   $      369   $      864   $    1,009
                                                           ============   ==========   ==========   ==========   ==========
           Series C--Investment income--net                $        105   $      261   $      353   $      847   $    1,032
                                                           ============   ==========   ==========   ==========   ==========
           Series D--Investment income--net                $        107   $      281   $      504   $      850   $    1,035
                                                           ============   ==========   ==========   ==========   ==========
           Series E--Investment income--net                $        109   $      236   $      346   $      805   $    1,038
                                                           ============   ==========   ==========   ==========   ==========
           Series F--Investment income--net                $        114   $      247   $    324++           --           --
                                                           ============   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Series F was issued on November 19, 2001.

++++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Based on average shares outstanding.

+++++Aggregate total investment return.

See Notes to Financial Statements.


MUNIYIELD FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MUNIYIELD FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $19,446.

For the six months ended April 30, 2004, the Fund reimbursed FAM
$9,331 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $130,677,008 and $118,712,198, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)       Appreciation

Long-term investments             $      633,096     $   33,081,313
Forward interest rate swaps          (1,855,581)                 --
                                  --------------     --------------
Total                             $  (1,222,485)     $   33,081,313
                                  ==============     ==============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $33,495,161, of which $42,657,194 related to appreciated securities and $9,162,033 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $858,308,018.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.



MUNIYIELD FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, ..97%, Series B, 1.05%, Series C, .83%, Series D, .87%, Series E, ..97% and Series F, .97%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $135,927 as commissions.


5. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $65,210,507, of which $3,822,310 expires in 2006; $14,347,687 expires in 2007; $40,851,001 expires in 2008; $6,000,235 expires in
2009 and $189,274 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.081000 per share on May 27, 2004 to shareholders of record on May 14, 2004.



MUNIYIELD FUND, INC., APRIL 30, 2004



Quality Profile


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:


                                    Percent of
                                      Total
S&P Rating/Moody's Rating          Investments

AAA/Aaa                                40.8%
AA/Aa                                   8.2
A/A                                     8.5
BBB/Baa                                16.5
BB/Ba                                   8.6
B/B                                     3.2
CCC/Caa                                 1.8
NR (Not Rated)                         12.4
Other*                                 --++

*Temporary investments in short-term variable rate municipal securities.

++Holdings are less than 0.1%.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD FUND, INC., APRIL 30, 2004


Proxy Results

During the six-month period ended April 30, 2004, MuniYield Fund,
Inc.'s Common Stock shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1.  To elect the Fund's Directors:     Joe Grills                     41,882,206         964,043
                                       Andre F. Perold                41,887,035         959,214
                                       Roberta Cooper Ramo            41,894,596         951,653
                                       Robert S. Salomon, Jr.         41,899,384         946,865
                                       Stephen B. Swensrud            41,848,597         997,652



During the six-month period ended April 30, 2004, MuniYield Fund,
Inc.'s Preferred Stock shareholders (Series A - F) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1. To elect the Fund's Board of Directors: James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold,
   Roberta Cooper Ramo, Robert S. Salomon, Jr. and
   Stephen B. Swensrud                                                  10,091              48




Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MYD



MUNIYIELD FUND, INC., APRIL 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD FUND, INC., APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Fund, Inc.


Date: June 18, 2004